UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 14, 2023

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2400 New York, New York	10111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 895-6557

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, par value $0.01 per share	CIM	New York Stock Exchange
8.00% Series A Cumulative Redeemable Preferred Stock	CIM PRA	New York Stock Exchange
8.00% Series B Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRB	New York Stock Exchange
7.75% Series C Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRC	New York Stock Exchange
8.00% Series D Cumulative Fixed-to-Floating Rate Redeemable Preferred Stock	CIM PRD	New York Stock Exchange

Registrant's Web site address: www.chimerareit.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.02.  Chimera Investment Corporation 2023 Equity Incentive Plan.

On June 14, 2023, the shareholders of Chimera Investment Corporation (“Company”) approved the Company’s 2023 Equity Incentive Plan (the “Plan”) to replace the Company’s 2007 Equity Incentive Plan, as amended and restated effective December 10, 2015.

The description of the terms and conditions of the Plan, as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2023, is incorporated herein by reference (the “Proxy Statement”). A copy of the Plan is filed as Exhibit 10.1 hereto and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 14, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”) for the purpose of: (i) electing two Class I Directors, Kevin G. Chavers and Gerard Creagh, each to serve until the annual meeting of stockholders in 2026, one Class II Director, Mark Abrams, to serve until the annual meeting of stockholders in 2024, and one Class III Director, Phillip J. Kardis II, to serve until the annual meeting of stockholders in 2025; (ii) recommending, by a non-binding advisory vote, the Company’s executive compensation; (iii) recommending, by a non-binding advisory vote, the frequency of future advisory votes on the Company’s executive compensation; (iv) approving the Company’s 2023 Equity Incentive Plan; and (v) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Further information regarding all of these proposals is set forth in the Company’s Proxy Statement.

The total number of shares of common stock entitled to vote at the Annual Meeting was 232,093,167, of which 170,216,913 shares, or 73.34%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The election of two Class I Directors, Kevin G. Chavers and Gerard Creagh, each to serve until the annual meeting of stockholders in 2026, one Class II Director, Mark Abrams, to serve until the annual meeting of stockholders in 2024, and one Class III Director, Phillip J. Kardis II, to serve until the annual meeting of stockholders in 2025.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(I) Kevin G. Chavers	105,157,657	3,671,390	1,080,317	60,307,549
(I) Gerard Creagh	98,259,871	10,547,368	1,102,125	60,307,549
(II) Mark Abrams	98,063,360	10,794,932	1,051,072	60,307,549
(III) Phillip J. Kardis II	103,119,624	5,676,060	1,113,680	60,307,549

Based on the foregoing votes, (i) Kevin G. Chavers and Gerard Creagh were elected as Class I directors to serve on the Board until the 2026 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) Mark Abrams was elected as a Class II director to serve on the Board until the 2024 annual meeting of stockholders and until his successor is duly elected and qualifies, and (iii) Phillip J. Kardis II was elected as a Class III director to serve on the Board until the 2025 annual meeting of stockholders and until his successor is duly elected and qualifies.

Proposal 2. A vote on a non-binding advisory resolution on the Company’s executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
101,620,892	6,998,052	1,290,420	60,307,549

Based on the foregoing votes, the non-binding advisory resolution on the Company’s executive compensation was approved.

Proposal 3. A vote on a non-binding advisory resolution on the frequency of future voting on the Company’s executive compensation.

For One Year	For Two Years	For Three Years	Votes Abstained	Broker Non-Votes
105,091,287	1,153,547	2,071,052	1,593,478	60,307,549

Based on the foregoing votes, the non-binding advisory resolution on the frequency of future voting is “one year” as the frequency for holding an advisory vote on the Company’s executive compensation. Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s Proxy Statement and the foregoing votes, the Company intends to continue holding such votes annually until the next required vote on the frequency of the advisory vote on the Company’s executive compensation.

Proposal 4. A vote to approve the Company’s 2023 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
99,609,194	8,837,021	1,463,149	60,307,549

Based on the foregoing votes, the Company’s 2023 Equity Incentive Plan was approved.

Proposal 5. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the current fiscal year.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
164,643,323	4,218,945	1,354,645	-

Based on the foregoing votes, the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
10.1	2023 Equity Incentive Plan, dated effective June 14, 2023

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

	By:	/s/ Subramaniam Viswanathan
Name: Subramaniam Viswanathan
Title: Chief Financial Officer

Date: June 16, 2023